Income Taxes	3 Months Ended
Mar. 31, 2025
Income Taxes [Abstract]
INCOME TAXES

8. INCOME TAXES

The Company recorded income tax expenses of $400 in the three months ended March 31, 2025, or 0.0% of pre-tax loss, compared to income tax benefits of $276,600 income tax benefits, or 12.5% of pre-tax loss in the three months ended March 31, 2024. The difference in the effective federal income tax rate from the normal statutory rate in the first quarter of 2024 was primarily because we recognized tax benefits arising from the reduction of valuation allowance on its deferred tax assets from FunVerse.

In assessing the valuation of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income or availability to carryback the losses to taxable income during periods in which those temporary differences become deductible. The Company considered several factors when analyzing the need for a valuation allowance including the Company’s current three-year cumulative loss through March 31, 2025, the current year operation forecast, the Company’s recent filing for protection under Chapter 11 of the bankruptcy code, the operation uncertainty of the Company’s new business. Based on this analysis, the Company has concluded that a valuation allowance is necessary for its U.S. and foreign deferred tax assets not supported by either future taxable income or availability of future reversals of existing taxable temporary differences and has recorded a full valuation allowance on its deferred tax assets.